UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14-A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Healthcare Services Acquisition Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION

Healthcare Services Acquisition Corporation
A Delaware Corporation
7809 Woodmont Avenue, Suite 200
Bethesda, Maryland 20814

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held at [●] a.m.  Eastern Time on [●], 2022

Dear Stockholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of Healthcare Services Acquisition Corporation (“HCAR,” the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on [●], 2022, at [●] Eastern Time, at the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. In light of public health concerns regarding COVID-19, attendees of the meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending, please email [●] at least one day prior to the Special Meeting.

Even if you are planning on attending the Special Meeting, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting.  Instructions on voting your shares are on the proxy materials you received for the Special Meeting.  Even if you plan to attend the Special Meeting, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated [●], 2022, and is first being mailed to stockholders of the Company on or about that date.

The sole purpose of the Special Meeting is to:

•
consider and vote on a proposal to approve (the “Charter Amendment Proposal”), pursuant to the terms of the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), the amendment of the Charter, in the form set forth in Annex A to the accompanying Proxy Statement, to extend the date by which the Company must either (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”) or (b) (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Company’s shares of common stock included as part of the units sold in the Company’s initial public offering that was consummated on December 28, 2020 (the “IPO”); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors (the “Board”), dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law, from December 28, 2022 to [●], 2023 (the “Extension,” and such later date, the “Extended Date”);

•
consider and vote on a proposal to approve (the “Trust Amendment Proposal”), pursuant to the terms of the Investment Management Trust Agreement, dated December 22, 2020 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (“Continental”), as trustee, the amendment of the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) from (A) the earlier of the Company’s completion of an initial business combination and December 28, 2022 to (B) the earlier of (i) the Company’s completion of an initial business combination and (ii) the Extended Date or such later date as may be approved by the Company’s stockholders in accordance with the Charter; and

•
to consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and/or the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal”.  The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension is to allow us more time to complete an initial business combination. The Charter provides that we have until December 28, 2022 to complete a business combination, our Board currently believes that there will not be sufficient time to complete a business combination by December 28, 2022. Therefore, our Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the date that we have to consummate a business combination to the Extended Date in order to provide our stockholders with the chance to participate in an investment opportunity. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earlier of the Company’s completion of an initial business combination and the Extended Date.

If the Charter Amendment Proposal and/or the Trust Amendment Proposal is not approved and we do not consummate a business combination by December 28, 2022 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the shares of Class A common stock included as part of the units sold in the IPO (the “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the rights of the holders of public shares (the “public stockholders”) as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of December 28, 2022 and such later date as may be approved by the Company’s stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of June 28, 2023 and such later date as may be approved by the Company’s stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

The Company reserves the right to postpone or cancel the Special Meeting and not to submit to stockholders or not to implement the Charter Amendment Proposal and/or the Trust Amendment Proposal.

In connection with the Charter Amendment Proposal, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes payable), divided by the number of the then outstanding public shares, and which election we refer to as the “Election.”  An Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting.  The public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date.  Public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date.  In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination through the Extended Date if the Extension Date is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed.  We are not asking you to vote on any proposed business combination at this time.

Based upon the amount in the Trust Account as of September 30, 2022, which was $332,961,041 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.05 at the time of the Special Meeting.  The closing price of the public shares on The Nasdaq Capital Market on [●], 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[●].  We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.  We will not proceed with the Extension if redemption of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and Trust Amendment Proposal.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $332,961,041 million that was in the Trust Account as of September 30, 2022.  In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all. We will, on or about the 24-month anniversary of the effective date of the registration statement relating to the IPO, instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M.  EASTERN TIME ON [●], 2022, TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN.  YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of our units must elect to separate the underlying shares of common stock and warrants prior to exercising redemption rights with respect to their common stock. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying shares of common stock and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying shares of common stock and warrants in order to exercise redemption rights with respect to the common stock, so you should contact your broker, bank or other nominee or intermediary.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.  In the event of a liquidation, holders of shares of our Class B common stock (the “founder shares” and, together with the public shares, the “shares”), including Healthcare Services Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies.  The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Trust Amendment Proposal.

The approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock.  The approval of the Extension is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination.  Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on [●], 2022 as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment or postponement thereof.  Only holders of record of the shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment or postponement thereof.

After careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal, Trust Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Special Meeting.  Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

[●], 2022

By Order of the Board

Joshua B. Lynn
Chief Executive Officer

Your vote is important.  If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting.  If you are a stockholder of record, you may also cast your vote in person at the Special Meeting.  If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Special Meeting by obtaining a proxy from your brokerage firm or bank.  Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held at [●] Eastern Time on [●], 2022: This notice of special meeting and the accompanying Proxy Statement are available at [●].

Healthcare Services Acquisition Corporation
A Delaware Corporation
7809 Woodmont Avenue, Suite 200
Bethesda, Maryland 20814

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held at [●] Eastern Time on [●], 2022

PROXY STATEMENT

The special meeting (the “Special Meeting”) of Healthcare Services Acquisition Corporation (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on [●], 2022, at [●] Eastern Time, at the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. In light of public health concerns regarding COVID-19, attendees of the meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending, please email [●] at least one day prior to the Special Meeting.

Even if you are planning on attending the Special Meeting, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting.  Instructions on voting your shares are on the proxy materials you received for the Special Meeting.  Even if you plan to attend the Special Meeting, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The sole purpose of the Special Meeting is to:

•
consider and vote on a proposal to approve (the “Charter Amendment Proposal”), pursuant to the terms of the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), the amendment of the Charter, in the form set forth in Annex A to the accompanying Proxy Statement, to extend the date by which the Company must either (a) consummate a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”) or (b) (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Company’s shares of Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on December 28, 2020 (the “IPO”); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors (the “Board”), dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law, from December 28, 2022 to June 28, 2023 (the “Extension,” and such later date, the “Extended Date”);

•
consider and vote on a proposal to approve (the “Trust Amendment Proposal”), pursuant to the terms of the Investment Management Trust Agreement, dated December 22, 2020 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (“Continental”), as trustee, the amendment of the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) from (A) the earlier of the Company’s completion of an initial business combination and December 28, 2022 to (B) the earlier of (i) the Company’s completion of an initial business combination and (ii) the Extended Date or such later date as may be approved by the Company’s stockholders in accordance with the Charter; and

•
to consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and/or the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal”.  The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other.

The purpose of the Extension is to allow us more time to complete an initial business combination. The Charter provides that we have until December 28, 2022 to complete a business combination, our Board currently believes that there will not be sufficient time to complete a business combination by December 28, 2022. Therefore, our Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the date that we have to consummate a business combination to the Extended Date in order to provide our stockholders with the chance to participate in an investment opportunity. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earlier of the Company’s completion of an initial business combination and the Extended Date.

If the Charter Amendment Proposal and/or the Trust Amendment Proposal is not approved and we do not consummate a business combination by December 28, 2022 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the shares of Class A common stock included as part of the units sold in the IPO (the “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the rights of the holders of public shares (the “public stockholders”) as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of December 28, 2022 and such later date as may be approved by the Company’s stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of June 28, 2023 and such later date as may be approved by the Company’s stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

In connection with the Charter Amendment Proposal, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes payable), divided by the number of the then outstanding public shares, and which election we refer to as the “Election.”  An Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting.  The public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date.  Public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date.  In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination through the Extended Date if the Extension Date is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed.  We are not asking you to vote on any proposed business combination at this time.

Based upon the amount in the Trust Account as of September 30, 2022, which was $ 332,961,041 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.05 at the time of the Special Meeting.  The closing price of the public shares on The Nasdaq Capital Market on [●], 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[●].  We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.  We will not proceed with the Extension if redemption of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and Trust Amendment Proposal.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $332,961,041 million that was in the Trust Account as of September 30, 2022.  In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all. We will, on or about the 24-month anniversary of the effective date of the registration statement relating to the IPO, instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash.

Holders of our units must elect to separate the underlying shares of common stock and warrants prior to exercising redemption rights with respect to their common stock. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying shares of common stock and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying shares of common stock and warrants in order to exercise redemption rights with respect to the common stock, so you should contact your broker, bank or other nominee or intermediary.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.  In the event of a liquidation, holders of shares of our Class B common stock (the “founder shares” and, together with the public shares, the “shares”), including Healthcare Services Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies.  The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Trust Amendment Proposal.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution.  The pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination by December 28, 2022 may be considered a liquidating distribution under Delaware law.  If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus dated December 22, 2020, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within 10 years following our dissolution.  However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

The approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock.  The approval of the Extension is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination.  Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.  Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

The Company reserves the right to postpone or cancel the Special Meeting and not to submit to stockholders or not to implement the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Our Board has fixed the close of business on [●], 2022 as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment or postponement thereof.  Only holders of record of the shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment or postponement thereof.  On the record date of the Special Meeting, there were 41,400,000 shares outstanding, of which 33,120,000 were public shares and 8,280,000 were founder shares.  The founder shares carry voting rights in connection with the Charter Amendment Proposal, and we have been informed by our Sponsor and independent directors that hold 8,280,000 founder shares in the aggregate, that they intend to vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals.  Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies.  We have engaged Morrow Sodali LLC (“Morrow Sodali”), to assist in the solicitation of proxies for the Special Meeting.  We have agreed to pay Morrow Sodali its customary fee and out-of-pocket expenses.  We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses.  In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication.  These parties will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated [●], 2022 and is first being mailed to stockholders on or about that date.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of the Company with respect to, among other things, our capital resources and results of operations. Statements regarding market conditions and results of operations also are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	the Company having no operating history and no revenue;

•	the possibility that we may be unable to obtain the requisite stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal;

•	our ability to complete a business combination;

•	the market price and liquidity of the Class A Common Stock;

•	the lack of a market for our securities;

•	the per-share redemption price; and

•	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in other reports filed by us with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss.  They do not contain all of the information that may be important to you.  You should read carefully the entire document.

Q.	Why am I receiving this Proxy Statement?	A.
We are a blank check company incorporated on August 26, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this Proxy Statement as our initial business combination.  On December 28, 2020, we consummated our IPO from which we derived gross proceeds of $331,200,000, which included proceeds of $43,200,000 as a result of the full exercise by the underwriters of their over-allotment option to purchase additional units.  Like many blank check companies, our Charter provides for the return of the funds held in trust to the holders of shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, December 28, 2022).

Our Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the date that we have to consummate a business combination to the Extended Date in order to provide our stockholders with the chance to participate in an investment opportunity.

Q.	When and where will the Special Meeting be held?	A.
The Special Meeting will be held on [●], 2022, at [●] Eastern Time, at the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. In light of public health concerns regarding COVID-19, attendees of the meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending, please email [●] at least one day prior to the Special Meeting.

Q.	What is being voted on?	A.	You are being asked to vote on:

•      a proposal to amend the Charter, in the form set forth in Annex A hereto, to extend the date by which the Company consummate a business combination from December 28, 2022 to June 28, 2023;

•      a proposal to amend the Trust Agreement, in the form set forth in Annex B hereto, to change the date on which Continental must commence liquidation of the Trust Account from (A) the earlier of the Company’s completion of an initial business combination and December 28, 2022 to (B) the earlier of (i) the Company’s completion of an initial business combination and (ii) the June 28, 2023 or such later date as may be approved by the Company’s stockholders in accordance with the Charter; and

•      a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount will reduce the amount held in the Trust Account following the Election.  We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $332,961,041 million that was in the Trust Account as of September 30, 2022.  In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all. We will, on or about the 24-month anniversary of the effective date of the registration statement relating to the IPO, instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by December 28, 2022 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.  There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.  In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q.	Are the proposals conditioned on one another?	A.
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, we may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies

Q.	Why is the Company proposing the Charter Amendment and the Trust Amendment Proposal?	A.
Our Charter provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated by December 28, 2022. As we explain below, we may not be able to complete an initial business combination by that date.

The purpose of the Extension is to allow us more time to complete an initial business combination. The Charter provides that we have until December 28, 2022 to complete a business combination. Therefore, our Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the date that we have to consummate a business combination to the Extended Date in order to provide our stockholders with the chance to participate in an investment opportunity.

Accordingly, our Board is proposing the Charter Amendment Proposal to amend the Charter, in the form set forth in Annex A hereto, to extend the date by which we must (i) consummate a business combination, (ii) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (iii) redeem all the public shares, from December 28, 2022 to June 28, 2023.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of December 28, 2022 and such later date as may be approved by the Company’s stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of June 28, 2023 and such later date as may be approved by the Company’s stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not make an Election, you will retain the right to vote on any proposed initial business combination when and if one is submitted to stockholders and the right to redeem your public shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q	Why should I vote “FOR” the Charter Amendment and the Trust Amendment Proposal?	A.
Our Charter provides that if our stockholders approve an extension of our obligation to redeem 100% of our public shares if we do not complete our initial business combination by December 28, 2022, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes payable), divided by the number of the then outstanding public shares.  We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

Given our expenditure of time, effort and money to identify potential targets for a potential initial business combination, our Board believes current circumstances warrant providing the public stockholders with an opportunity to consider a potential business combination, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Whether a holder of public shares votes in favor of or against the Charter Amendment Proposal and the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes payable), divided by the number of then outstanding public shares.  We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and we are not proposing and will not propose to change that obligation to the public stockholders.  If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any initial business combination we may propose.  Assuming the Charter Amendment Proposal is approved, we will have until the Extended Date to complete a business combination.

Our Board recommends that you vote in favor of the Charter Amendment Proposal.

Q.	Why should I vote “FOR” the Adjournment Proposal?	A.
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q.	When would the Board abandon the Extension?	A.
Our Board will abandon the Extension if our stockholders do not approve the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Additionally, the Company reserves the right to postpone or cancel the Special Meeting and not to submit to stockholders or not to implement the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Q.	How do the Company insiders intend to vote their shares?	A.	Our Sponsor and independent directors beneficially own an aggregate of 8,280,000 founder shares. Such founder shares represent approximately 20% of our issued and outstanding shares.

The founder shares carry voting rights in connection with the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and independent directors that they intend to vote in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Special Meeting.  However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions.  None of the funds in the Trust Account will be used to purchase public shares in such transactions.  Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased.  The purpose of such share purchases and other transactions would be to increase the likelihood that the votes to be put to the Special Meeting are approved by the requisite number of votes.  In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and elected to redeem their shares for a portion of the Trust Account.  Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account.  Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Q.	What vote is required to adopt the Charter Amendment Proposal and the Trust Amendment Proposal?	A.
The approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock.

Q.	What vote is required to approve the Adjournment Proposal?		The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Q.	What if I do not want to vote “FOR” the Charter Amendment Proposal and/or the Trust Amendment Proposal?	A.
If you do not want the Charter Amendment Proposal and/or the Trust Amendment Proposal to be approved, you must abstain, not vote or vote “AGAINST” the proposal.  If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders.  Broker non-votes, abstentions or the failure to vote by proxy or to vote in person on the Charter Amendment Proposal will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal.  You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposal.

Q.	What happens if the Charter Amendment Proposal is not approved?	A.
Our Board will abandon the Extension if our stockholders do not approve the Charter Amendment Proposal.  If the Charter Amendment Proposal is not approved and we do not consummate a business combination by December 28, 2022 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.  In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q.	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?	A.
We will continue our efforts to complete an initial business combination until the Extended Date. Upon approval of the Charter Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our shares held by our Sponsor and our independent directors as a result of their ownership of the founder shares. We will, on or about the 24-month anniversary of the effective date of the registration statement relating to the IPO, instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.  We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.  In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and Company is unable to consummate a business combination by or before the Extended Date, there is a significant risk that a redemption of the public shares will be subject to the 1% excise tax applicable to stock repurchases by U.S. public companies pursuant to the Inflation Reduction Act of 2022 (“IRA”). The application of the excise tax to any redemptions the Company makes after December 31, 2022, could potentially reduce the per-share amount that public stockholders would otherwise be entitled to receive, could cause a reduction in the cash available on hand to complete a business combination and could limit our ability to complete a business combination.

Q.	What happens to the Company’s outstanding warrants if the Charter Amendment Proposal is not approved?	A.
If the Charter Amendment Proposal is not approved and we do not consummate a business combination by December 28, 2022 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Q.	What happens to the Company’s outstanding warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are approved?	A.
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate the a business combination until the Extended Date.

All public warrants will remain outstanding and will become exercisable for one share of Class A common stock 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q.	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with a proposed business combination?	A.
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, subject to any limitations set forth in our Charter.

Q.	How do I change my vote?	A.
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to [●] prior to the date of the Special Meeting or by voting in person at the Special Meeting.  Attendance at the special meeting alone will not change your vote.  You also may revoke your proxy by sending a notice of revocation to: [●].

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q.	How are votes counted?	A.
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.  The approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock.  Accordingly, broker non-votes, abstentions or the failure to vote by proxy or vote in person on the Charter Amendment Proposal will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.  Accordingly, a stockholder’s failure to vote by proxy or vote in person on the Adjournment Proposal means that such stockholder’s shares will not count towards the quorum requirement for the Special Meeting and will not be voted.  An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?	A.
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.  We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction.  Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote.  You should instruct your broker to vote your shares in accordance with directions you provide.  If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q.	What is a quorum requirement?	A.
A quorum of our stockholders is necessary to hold a valid Special Meeting.  A quorum will be present at the Special Meeting if the holders of a majority of the issued and outstanding shares entitled to vote at the Special Meeting are represented in person or by proxy.  As of the record date for the Special Meeting, the holders of at least 20,700,001 shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting.  Abstentions or broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Special Meeting.  In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.

Q.	Who can vote at the Special Meeting?	A.
Only holders of record of our shares at the close of business on [●], 2022 are entitled to have their vote counted at the Special Meeting and any adjournment or postponement thereof.  On this record date, 41,400,000 shares were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.  If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy.  Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the Special Meeting in person.  However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a legal proxy from your broker or other agent.

Q.	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	A.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.  These interests include ownership, including indirect ownership, of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements.  See the sections entitled “Proposal 1- The Charter Amendment Proposal - Interests of our Sponsor, Directors and Officers” and “Proposal 2- The Trust Amendment Proposal - Interests of our Sponsor, Directors and Officers”

Q.	Do I have appraisal rights if I object to the Charter Amendment Proposal?	A.	Our stockholders do not have appraisal rights in connection with the Charter Amendment Proposal under Delaware law.

Q.	What do I need to do now?	A.
We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as a stockholder.  You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q.	How do I vote?	A.
If you are a holder of record of our shares, you may vote in person at the Special Meeting or by submitting a proxy for the Special Meeting.  Whether or not you plan to attend the Special Meeting in person, we urge you to vote by proxy to ensure your vote is counted.  You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.  You may still attend the Special Meeting and vote in person if you have already voted by proxy.

If your shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the Special Meeting in person.  However, since you are not the stockholder of record, you may not vote your shares in person at the Special meeting unless you request and obtain a legal proxy from your broker or other agent.

Q.	How do I redeem my shares?	A.
Each of our public stockholders may submit an election that, if the Extension is implemented, such public stockholder elects to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes payable), divided by the number of then outstanding public shares.  You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date.

In order to tender your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, NY 10004 Attn: [Mark Zimkind (mzimkind@continentalstock.com)], or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares.  You should tender your shares in the manner described above prior to 5:00 p.m. Eastern Time on [●], 2022, two business days before the Special Meeting.

Holders of our units must elect to separate the underlying shares of common stock and warrants prior to exercising redemption rights with respect to their common stock. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying shares of common stock and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying shares of common stock and warrants in order to exercise redemption rights with respect to the common stock, so you should contact your broker, bank or other nominee or intermediary.

Q.	What should I do if I receive more than one set of voting materials?	A.
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts.  For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares.  Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	Who is paying for this proxy solicitation?	A.
We will pay for the entire cost of soliciting proxies.  We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting.  We have agreed to pay Morrow Sodali its customary fee and out-of-pocket expenses.  We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses.  In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication.  These parties will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?	A.	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC 470 West Avenue Stamford CT 06902 Call: (800) 662-5200 toll-free or (203) 658-9400 Email: [●]

If you have questions regarding the certification of your position or delivery of your shares, please contact: Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
[Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com]

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions. Such excise tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on Nasdaq, we are a “covered corporation” for this purpose. The amount of such excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax; however, no guidance has been issued to date. It is uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of our public Shares after December 31, 2022, including any redemptions in connection with an initial business combination or in the event we do not consummate an initial business combination by the Extended Date.

Any redemption or other repurchase that we make that occurs after December 31, 2022 may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with our initial business combination, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination and could potentially reduce the per-share amount that public stockholders would otherwise be entitled to receive.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the Trust Account, which would reduce the dollar amount that our Public Stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a business combination transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the date of the registration statement for its initial public offering. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Rule Proposals.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, which does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed the IPO in December 2020 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 23 months after the effective date of the IPO, as of the date of this proxy statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the Trust Account have, since the IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of September 30, 2022, amounts held in trust account included approximately $1,761,041 of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, or December 22, 2022, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

Any business combination may be subject to U.S. foreign investment regulations, which may impose conditions on or prevent the consummation of a business combination. Such conditions or limitations could also potentially make the Company’s ordinary shares less attractive to investors or cause our future investments to be subject to U.S. foreign investment regulations.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the Committee on Foreign Investment in the United States (“CFIUS”).

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

The managers and officers of the Sponsor are all U.S. persons and the voting power in the Sponsor is held by U.S. persons. However, any investments by foreign persons in any private investment in public equity investors in connection with any business combination may result in investments in us by non-U.S. persons that could be considered by CFIUS to be “covered transactions” under CFIUS’ regulations. CFIUS or another U.S. governmental agency could choose to review any business combination, even if a filing with CFIUS is not required. If we do not make a filing in connection with a business combination, there can be no assurances that CFIUS or another U.S. governmental agency will not choose to review any business combination. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, and could limit the pool of potential targets with which the Company can complete an initial business combination, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews any business combination or one or more proposed or existing investment by investors, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to the business combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, investments by such investors (including, but not limited to, limits on purchasing the Company’s ordinary shares, limits on information sharing with such investors, requiring a voting trust, governance modifications, or forced divestiture, among other things) or CFIUS could order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.

If CFIUS elects to review any business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination could prevent us from completing any business combination and may force the Company to liquidate and dissolve. In the event of liquidation, there will be no distribution with respect to our outstanding warrants. Accordingly, any warrants held by investors will expire worthless.

BACKGROUND

We are a blank check company incorporated on August 26, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.  We intend to effectuate our initial business combination using cash from the proceeds of the initial public offering and the sale of the private placement warrants, our capital stock, debt or a combination of cash, stock and debt.

On December 28, 2020, we consummated the IPO of 33,120,000 units at an offering price of $10.00 per unit, which included the full exercise by the underwriters of their over-allotment option in the amount of 4,320,000 units, generating gross proceeds to us of $331,200,000.  Each “unit” consists of one share of Class A common stock and one-half of one redeemable warrant.  Each public warrant entitles the holder thereof to purchase one Class A common stock for $11.50 per share.  The warrants will expire five years after the completion of our initial business combination, or earlier upon redemption or liquidation.

Simultaneously with the closing of the IPO, we consummated a private placement with our Sponsor and certain funds and accounts managed by subsidiaries of BlackRock, Inc. (the “Anchor Investor”) of 8,624,000 warrants (the “private placement warrants”) at a price of $1.00 per warrant, generating gross proceeds of $8,624,000.  Each private placement warrant entitles the holder thereof to purchase one Class A common stock for $11.50 per share, subject to certain adjustments.

Transaction costs incurred in connection with our IPO amounted to approximately $18,900,000, consisting of $6,624,000 of underwriting fees, $11,592,000 of deferred underwriting fees and approximately $684,000 of other offering costs.

Following the closing of the initial public offering, an amount of $331,200,000 from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the Trust Account established for the benefit of the Company’s public stockholders and the underwriters of the IPO, with Continental acting as trustee, which is invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Charter (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the public shares if the Company does not complete a business combination by December 28, 2022 or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (iii) the distribution of the trust account, as described below.  Except for the withdrawal from interest earned on the funds in the Trust Account to fund franchise and income taxes payable, or upon the redemption by public stockholders of Class A common stock in connection with certain amendments to the Charter, none of the funds held in the Trust Account will be released until the earlier of the completion of the Company’s initial business combination and the redemption of 100% of the shares of Class A common stock included in the units and issued by the Company in the IPO if the Company is unable to consummate an initial business combination by December 28, 2022.

Prior to the IPO, in September 2020, our Sponsor purchased 8,625,000 shares of Class B common stock for an aggregate purchase price of $25,000, or approximately $0.003 per share. In October 2020, our sponsor transferred 30,000 shares of Class B common stock to each of our independent directors. In December 2020, our sponsor forfeited 1,725,000 shares of our Class B common stock. On December 22, 2020, we effected a stock dividend of 1,380,000 shares with respect to our Class B common stock, resulting in our Sponsor holding an aggregate of 8,190,000 shares of our Class B common stock. Upon consummation of an initial business combination, our sponsor will sell an aggregate 1,518,000 founder shares to the Anchor Investor for the same price originally paid for such shares by our sponsor, subject to reduction if the Anchor Investor beneficially holds less than 2,112,000 shares of Class A common stock upon consummation of an initial business combination.

As of [●], 2022, there was approximately $[●] million in investments held in the Trust Account and approximately $[●] of cash held outside the Trust Account.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.  These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements.  See the sections entitled “Proposal 1- The Charter Amendment Proposal - Interests of our Sponsor, Directors and Officers” and “Proposal 2- The Trust Amendment Proposal - Interests of our Sponsor, Directors and Officers”

On the record date of the Special Meeting, there were 41,400,000 shares outstanding, of which 33,120,000 were public shares and 8,280,000 were founder shares.  The founder shares carry voting rights in connection with the Charter Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and independent directors that hold 8,280,000 founder shares in the aggregate, that they intend to vote in favor of the Charter Amendment Proposal and the Adjournment Proposal.

Our principal executive offices are located at 7809 Woodmont Avenue, Suite 200, Bethesda, Maryland 20814 and our telephone number is (301) 605-1309.

THE SPECIAL MEETING

Date, Time and Place.  The Special Meeting of our stockholders will be held on [●], 2022, at [●] Eastern Time, at the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. In light of public health concerns regarding COVID-19, attendees of the meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. The venue currently requires attendees to provide proof of vaccination. If you plan on attending, please email [●] at least one day prior to the Special Meeting.

Even if you are planning on attending the Special Meeting, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting.  Instructions on voting your shares are on the proxy materials you received for the Special Meeting.  Even if you plan to attend the Special Meeting, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

Voting Power; Record Date.  You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the shares at the close of business on [●], 2022, the record date for the Special Meeting.  You will have one vote per proposal for each share you owned at that time.  The Company warrants do not carry voting rights.

Votes Required.  The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock.

On the record date of the Special Meeting, there were 41,400,000 shares outstanding, of which 33,120,000 were public shares and 8,280,000 were founder shares.  The founder shares carry voting rights in connection with the Charter Amendment Proposal, and we have been informed by our Sponsor and independent directors that hold all 8,280,000 founder shares in the aggregate, that they intend to vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal.

If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote or vote “AGAINST” the proposal.  If the Charter Amendment Proposal is approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders.  You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposal.

Cancellation; Postponement. The Company reserves the right to postpone or cancel the Special Meeting and not to submit to stockholders or not to implement the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.  Your proxy is being solicited by our Board on the proposal to approve the Charter Amendment Proposal being presented to stockholders at the Special Meeting.  We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting.  No recommendation is being made as to whether you should elect to redeem your shares.  Proxies may be solicited in person or by telephone.  If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting if you are a holder of record of the shares.  You may contact Morrow Sodali at:

Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Call (800) 662-5200 toll-free
or + (203) 658-9400
Email: [●]

Required Vote

The approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock.  Accordingly, broker non-votes, abstentions or the failure to vote by proxy or to vote in person on the Charter Amendment Proposal will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by December 28, 2022 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.  We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors.  There will be no redemption rights or liquidating distributions with respect to our warrants.  In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Special Meeting.  However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions.  None of the funds in the Trust Account will be used to purchase public shares in such transactions.  Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment Proposal and Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased.  The purpose of such share purchases and other transactions would be to increase the likelihood that the votes to be put to the Special Meeting are approved by the requisite number of votes.  In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal and/or Trust Amendment Proposal and elected to redeem their shares for a portion of the Trust Account.  Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account.  Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment Proposal and Trust Amendment Proposal.  None of our Sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Redemption Rights

Each of our public stockholders may submit an election that such public stockholder elects to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes payable), divided by the number of then outstanding public shares.  You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M.  EASTERN TIME ON [●], 2022, TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN.  YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of our units must elect to separate the underlying shares of common stock and warrants prior to exercising redemption rights with respect to their common stock. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying shares of common stock and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying shares of common stock and warrants in order to exercise redemption rights with respect to the common stock, so you should contact your broker, bank or other nominee or intermediary.

In order to tender your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, NY 10004 Attn: [Mark Zimkind (mzimkind@continentalstock.com)], or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares.  You should tender your shares in the manner described above prior to 5:00 p.m.  Eastern Time on [●], 2022, two business days before the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system.  Delivering shares physically may take significantly longer.  In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request.  There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.  The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder.  It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent.  We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate.  Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system.  Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposal at the Special Meeting will not be redeemed for cash held in the Trust Account on the redemption date.  In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender.  If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically).  You may make such request by contacting our transfer agent at the address listed above.  In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved.  The transfer agent will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes payable), divided by the number of then outstanding public shares.  Based upon the amount in the Trust Account as of September 30, 2022, which was $332,961,041 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.05 at the time of the Special Meeting.  The closing price of the public shares on the Nasdaq Capital Market on [●], 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[●].  We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares.  You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Charter Amendment Proposal at the Special Meeting.  We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the Special Meeting.

PROPOSAL 1-THE CHARTER AMENDMENT PROPOSAL

The Charter Amendment Proposal

We are proposing to amend the Charter to extend the date by which we have to consummate a business combination to the Extended Date.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by December 28, 2022 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

A copy of the proposed amendment to the Charter is attached to this Proxy Statement in Annex A.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other.

The Board’s Reasons for the Charter Amendment Proposal

Our Charter provides that if our stockholders approve an extension of our obligation to redeem all of our public shares if we do not complete our initial business combination by December 28, 2022, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes payable), divided by the number of the then outstanding public shares.  We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

The purpose of the Extension is to allow us more time to complete an initial business combination. The Charter provides that we have until December 28, 2022 to complete a business combination, our Board currently believes that there will not be sufficient time to complete a business combination by December 28, 2022. Therefore, our Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the date that we have to consummate a business combination to the Extended Date in order to provide our stockholders with the chance to participate in an investment opportunity. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earlier of the Company’s completion of an initial business combination and the Extended Date.

Given our expenditure of time, effort and money to identify potential targets for a potential initial business combination, our Board believes current circumstances warrant providing the public stockholders with an opportunity to consider any potential business combination, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not make an Election, you will retain the right to vote on any proposed initial business combination when and if one is submitted to stockholders and the right to redeem your public shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment Proposal is Not Approved

Our Board will abandon the Extension if our stockholders do not approve the Charter Amendment Proposal.  If the Charter Amendment Proposal is not approved and we do not consummate a business combination by December 28, 2022 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.  In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Charter Amendment Proposal is Approved

We will continue our efforts to complete a business combination by the Extended Date.  Upon approval of the Charter Amendment Proposal by the requisite number of votes, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto.  We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election.  We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $332,961,041 million that was in the Trust Account as of September 30, 2022.  In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all. We will, on or about the 24-month anniversary of the effective date of the registration statement relating to the IPO, instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash.

All public warrants will remain outstanding and will become exercisable for one share of Class A common stock 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

If the Charter Amendment Proposal is approved but we do not complete a business combination by June 28, 2023 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.  We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors.

There will be no redemption rights or liquidating distributions with respect to our warrants.  In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and Company is unable to consummate a business combination by or before the Extended Date, there is a significant risk that a redemption of the public shares will be subject to the 1% excise tax applicable to stock repurchases by U.S. public companies pursuant to the IRA. The application of the excise tax to any redemptions the Company makes after December 31, 2022, could potentially reduce the per-share amount that public stockholders would otherwise be entitled to receive, could cause a reduction in the cash available on hand to complete a business combination and could limit our ability to complete a business combination.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind when voting on the Charter Amendment Proposal that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder.  These interests include, among other things, the interests listed below:

•
If we do not consummate a business combination by December 28, 2022, or by the Extended Date if the Charter Amendment Proposal is approved by the requisite number of votes, we would (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.  In such event, the founder shares, all of which are owned by our Sponsor and independent directors, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete a business combination within the required period.

•
In addition, simultaneously with the closing of our IPO, we consummated the sale of 8,624,000 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsor and the Anchor Investor.  The warrants are each exercisable for one share of Class A common stock at $11.50 per share.  If we do not consummate a business combination by December 28, 2022, or by the Extended Date if the Charter Amendment Proposal is approved by the requisite number of votes, then a portion of the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public stockholders and the warrants held by our Sponsor will be worthless.

•
Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination.  As such, in the future they may receive any cash fees, stock options or stock awards that a post-business combination Board determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•
If the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock.  Accordingly, broker non-votes, abstentions or the failure to vote by proxy or to vote in person on the Charter Amendment Proposal will have the same effect as voting “AGAINST” the Charter Amendment Proposal. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal.

Recommendation of the Board

As described herein, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders.  Our Board has approved and declared advisable adoption of the Charter Amendment Proposal and recommends that you vote “FOR” such proposal.

After careful consideration of all relevant factors, our Board determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Charter Amendment Proposal.

PROPOSAL 2-THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal

We are proposing to amend the Trust Agreement to change the date on which Continental must commence liquidation of the Trust Account from (A) the earlier of the Company’s completion of an initial business combination and December 28, 2022 to (B) the earlier of (i) the Company’s completion of an initial business combination and (ii) the June 28, 2023 or such later date as may be approved by the Company’s stockholders in accordance with the Charter.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of December 28, 2022 and such later date as may be approved by the Company’s stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of June 28, 2023 and such later date as may be approved by the Company’s stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

A copy of the proposed amendment to the Trust Agreement is attached to this Proxy Statement in Annex B.

The Board’s Reasons for the Trust Amendment Proposal

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of December 28, 2022 and such later date as may be approved by the Company’s stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date. Therefore, if the Trust Agreement Proposal is not approved, Continental will pursuant to the terms of the Trust Agreement commence the liquidation of the Trust Account on December 28, 2022 if we are unable to consummate a business combination prior to that date.

Given our expenditure of time, effort and money to identify potential targets for a potential initial business combination, our Board believes current circumstances warrant providing the public stockholders with an opportunity to consider any potential business combination, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so.

If the Trust Amendment Proposal is Not Approved

If the Trust Agreement Proposal is not approved, Continental will pursuant to the terms of the Trust Agreement commence the liquidation of the Trust Account on December 28, 2022 if we are unable to consummate a business combination prior to that date.

If the Trust Amendment Proposal is Approved

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of June 28, 2023 and such later date as may be approved by the Company’s stockholders in accordance with the Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind when voting on the Trust Amendment Proposal that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder.  These interests include, among other things, the interests listed below:

•
If we do not consummate a business combination by December 28, 2022, or by the Extended Date if the Charter Amendment Proposal is approved by the requisite number of votes, we would (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.  In such event, the founder shares, all of which are owned by our Sponsor and independent directors, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete a business combination within the required period.

•
In addition, simultaneously with the closing of our IPO, we consummated the sale of 8,624,000 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsor and the Anchor Investor.  The warrants are each exercisable for one share of Class A common stock at $11.50 per share.  If we do not consummate a business combination by December 28, 2022, or by the Extended Date if the Charter Amendment Proposal is approved by the requisite number of votes, then a portion of the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public stockholders and the warrants held by our Sponsor will be worthless.

•
Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination.  As such, in the future they may receive any cash fees, stock options or stock awards that a post-business combination Board determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•
If the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock.  Accordingly, broker non-votes, abstentions or the failure to vote by proxy or to vote in person on the Trust Amendment Proposal will have the same effect as voting “AGAINST” the Trust Amendment Proposal. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal.

Recommendation of the Board

As described herein, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders.  Our Board has approved and declared advisable adoption of the Trust Amendment Proposal and recommends that you vote “FOR” such proposal.

After careful consideration of all relevant factors, our Board determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Trust Amendment Proposal.

PROPOSAL 3-THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies.  The Adjournment Proposal is only expected to be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and/or the Trust Amendment Proposal.  In no event will our Board adjourn the Special Meeting beyond December 28, 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.  Accordingly, a stockholder’s failure to vote by proxy or vote in person on the Adjournment Proposal means that such stockholder’s shares will not count towards the quorum requirement for the Special Meeting and will not be voted.  An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting.

Recommendation of the Board

If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of certain material U.S. federal income tax considerations for stockholders of our public shares that elect to redeem all or a portion of their public shares for cash pursuant to an exercise of redemption rights described in this proxy statement. This section applies only to stockholders that hold public shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	S corporations;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	tax-qualified retirement plans;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents or citizens of the United States;

•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•	persons subject to the alternative minimum tax;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code (defined below)) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•	foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•	passive foreign investment companies or their stockholders

•	the Sponsor or our directors and officers; or

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

The discussion below is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof. Those authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. This discussion does not address any aspect of other U.S. federal tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

For purposes of this summary, a “Redeeming U.S. Holder” is a beneficial owner that elects to redeem all or a portion of their public shares for cash pursuant to an exercise of redemption rights described in this proxy statement and is, for U.S. federal income tax purposes:

•	an individual who is a United States citizen or resident of the United States for United States federal income tax purposes;

•
a corporation or other entity treated as a corporation for United States federal income tax purposes created in, or organized under the law of, the United States or any state or political subdivision thereof;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•
a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

A “Redeeming Non-U.S. Holder” is a beneficial owner of shares that elects to redeem all or a portion of their public shares for cash pursuant to an exercise of redemption rights described in this proxy statement and is neither a Redeeming U.S. Holder nor a partnership for U.S. federal income tax purposes.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons that hold our securities through such entities. If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes or other pass-through entity) holds our securities, the tax treatment of a partner, member or other beneficial owner in such partnership (or other pass-through entity) will generally depend upon the status of the partner, member or other beneficial owner, the activities of the partnership (or other pass-through entity) and certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership (or other pass-through entity) holding our securities, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER ELECTING TO REDEEM ALL OR A PORTION OF THEIR PUBLIC SHARES FOR CASH PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Certain Material U.S. Federal Income Tax Considerations to Redeeming U.S. Holders

Tax Treatment of the Redemption – In General

The U.S. federal income tax consequences to a Redeeming U.S. Holder of public shares that exercises its redemption rights to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as (i) a sale of the public shares redeemed under Section 302 of the Code as described below under “- Redeeming U.S. Holders  -  Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” or (ii) a distribution under Section 301 of the Code as described below under “- Redeeming U.S. Holders  -   Non-Liquidating Distributions.”

A non-liquidating redemption generally will qualify as a sale of such public shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only public shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to public shares owned directly, shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

A non-liquidating redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of our outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of our outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption directly and constructively owns less than 50 percent of our total combined voting shares. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the public shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the public shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a Redeeming U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption.

If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed stockholder and the tax effects to such Redeeming U.S. Holder will be as described below under the section entitled “- Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to such stockholder’s adjusted tax basis in its remaining stock, or, if it has none, to such stockholder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s public shares is treated as a non-liquidating redemption, then such redemption will generally be treated as a distribution with respect to the shares under Section 301 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Non-liquidating distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will generally be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s public shares. Any remaining excess will generally be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public shares and will be treated as described under “-U.S. Holders  -  Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of such Redeeming U.S. Holder’s Public Shares” below

Dividends we pay to a Redeeming U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate Redeeming U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent a Redeeming U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption qualifies as a sale or exchange of such U.S. Holder’s public shares under Section 302 of the Code, such U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. Redeeming U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Generally, the amount of gain or loss recognized by a Redeeming U.S. Holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its public shares so disposed of. A Redeeming U.S. Holder’s adjusted tax basis in its public shares will generally equal the Redeeming U.S. Holder’s acquisition cost less any prior distributions paid to such Redeeming U.S. Holder with respect to its shares of public shares treated as a return of capital.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Certain Material U.S. Federal Income Tax Considerations to Redeeming Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a Redeeming Non-U.S. Holder’s public shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of any non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in its shares of our public shares and, to the extent such distribution exceeds the Redeeming Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or exchange of our public shares, which will be treated as described under “Redeeming Non-U.S. Holders-Gain on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”).

Non-liquidating distributions paid to a Redeeming Non-U.S. Holder that are treated as dividends that are effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if a tax treaty applies, are attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder) will generally not be subject to 30% U.S. withholding tax, provided such Redeeming Non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to Redeeming U.S. Holders. If the Redeeming Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

A Redeeming Non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights, each as discussed above) unless:

•
the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder);

•	the Redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•
we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Redeeming Non-U.S. Holder held our public shares, and, in the case where our public shares are regularly traded on an established securities market, the Redeeming Non-U.S. Holder has owned, directly or constructively, more than five percent of our public shares at any time within the shorter of the five-year period preceding the disposition or such Redeeming Non-U.S. Holder’s holding period for our public shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a United States real property holding corporation.

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of our securities which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (1) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (2) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which our securities are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of our securities held by a stockholder that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (1) certifies to us or the applicable withholding agent that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. Redeeming Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on the redemption.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to payments of dividends and proceeds from the sale of our securities to Redeeming Non-U.S. Holders that are not exempt recipients. We must report annually to the IRS and to each such holder the amount of dividends or other distributions we pay to such Redeeming Non-U.S. Holder on our public shares and the amount of tax withheld with respect to those distributions, regardless of whether withholding is required. The IRS may make copies of the information returns reporting those dividends and amounts withheld available to the tax authorities in the country in which the Redeeming Non-U.S. Holder resides pursuant to the provisions of an applicable income tax treaty or exchange of information treaty.

The gross amount of dividends and proceeds from the redemption of public shares paid to a stockholder that fails to provide the appropriate certification in accordance with applicable U.S. Treasury regulations generally will be subject to backup withholding at the applicable rate.

Information reporting and backup withholding are generally not required with respect to the amount of any proceeds from the redemption by a Redeeming Non-U.S. Holder of public shares outside the United States through a foreign office of a foreign broker that does not have certain specified connections to the United States. However, if a Redeeming Non-U.S. Holder redeems public shares through a U.S. broker or the U.S. office of a foreign broker, the broker will generally be required to report to the IRS the amount of proceeds paid to such holder, unless the Redeeming Non-U.S. Holder provides appropriate certification (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable) to the broker of its status as a Redeeming Non-U.S. Holder or such Redeeming Non-U.S. Holder is an exempt recipient. In addition, for information reporting purposes, certain non-U.S. brokers with certain relationships with the United States will be treated in a manner similar to U.S. brokers.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Redeeming Non-U.S. Holder will be allowed as a credit against such stockholder’s U.S. federal income tax liability, if any, and may entitle such stockholder to a refund, provided that the required information is timely furnished to the IRS.

All Redeeming Non-U.S. Holders should consult their tax advisors regarding the application of information reporting and backup withholding to them

Inflation Reduction Act

On August 16, 2022, the IRA was signed into law. The IRA contains corporate tax reforms, including a 15% minimum tax on the adjusted financial statement income within the meaning of the IRA of certain large corporations and a 1% excise tax on certain publicly traded corporations that buy back stock from their shareholders. As a result of the IRA, we may be subject to an increase in our effective tax rate and the amount of funds available for distribution in connection with a liquidation may decrease and cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax considerations for stockholders exercising redemption rights is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares and any redemption of your public shares.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of [●], 2022 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers, directors and director nominees; and

•	all our executive officers, directors and director nominees as a group.

As of the record date, there were a total of 33,120,000 shares of our Class A common stock and 8,280,000 shares of our Class B common stock outstanding.  Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock(1)		Approximate Percentage of Outstanding Common Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Healthcare Services Acquisition Holdings LLC(2)(3)	-	-	8,190,000	98.9%	19.8%
David T. Blair (2)	-	-	-	-	-
Martin J. Payne (2)	-	-	-	-	-
Joshua B. Lynn (2)	-	-	-	-	-
John Stanfield	-	-	-	-	-
Tao Tan	-	-	-	-	-
Michael P. Donovan	-	-	30,000	*	*
Brian T. Griffin	-	-	30,000	*	*
Jeanne L. Manischewitz	-	-	30,000	*	*
BlackRock, Inc.(4)	2,112,000	6.38%	-	-	5.10%
Glazer Capital, LLC (5)	2,011,316	6.07%	-	-	4.86%
All executive officers and directors as a group (seven individuals)			90,000	1.1%	*

*	Less than one percent.

(1)	Shares of Class B common stock are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment

(2)
The shares reported above are held in the name of our Sponsor. Our Sponsor is managed by a board of managers consisting of David Blair, Martin Payne and Joshua Lynn. Any action by our Sponsor with respect to our company or the shares reported above, including voting and dispositive decisions, requires a majority vote of the managers of the board of managers. Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of our Sponsor’s managers, none of the managers of our Sponsor is deemed to be a beneficial owner of our Sponsor’s securities, even those in which such manager holds a pecuniary interest. Accordingly, none of our officers is deemed to have or share beneficial ownership of the Securities held by our sponsor.

(3)
Includes up to 1,320,000 shares of Class B common stock held by our Sponsor that our Sponsor has agreed to sell to our Anchor Investor upon consummation of our initial business combination. See “Certain Relationships and Related Party Transactions, and Director Independence.”

(4)	Based on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 8, 2022. The principal business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(5)
Based on a Schedule 13G filed by Glazer Capital, LLC and Paul J. Glazer with the SEC on February 14, 2022. The principal business address for each reporting person is 250 West 55th Street, Suite 30A, New York, New York 10019.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family.  This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses.  However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below.  Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•
if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 7809 Woodmont Avenue, Suite 200, Bethesda, Maryland 20814, to inform us of the stockholder’s request; or

•	if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act.  You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.  Those filings are also available free of charge to the public on, or accessible through, our corporate website at http://www.healthcarespac.com.  Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Call (800) 662-5200 toll-free
or + (203) 658-9400
Email: [●]

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at 7809 Woodmont Avenue, Suite 200, Bethesda, Maryland 20814.

If you are a stockholder of the Company and would like to request documents, please do so by [●], 2022, in order to receive them before the Special Meeting.  If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HEALTHCARE SERVICES ACQUISITION CORPORATION

Pursuant to Section 245 of the
Delaware General Corporation Law

1.
The undersigned, being a duly authorized officer of Healthcare Services Acquisition Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

2.	The name of the Corporation is “Healthcare Services Acquisition Corporation”.

3.
The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 26, 2020. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 22, 2020.

4.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 and 245 the General Corporation Law of the State of Delaware (the “DGCL”).

6.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)
Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on October 8, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement.  Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) not previously properly redeemed in accordance with clause (iii) below if the Corporation does not complete its initial Business Combination by June 28, 2023 and (iii) the redemption of any Offering Shares properly submitted in accordance with Section 9.7.  Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

7.	The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

In the event that the Corporation has not consummated an initial Business Combination by June 28, 2023, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

8.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Section 9.7.  Additional Redemption Rights.  If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by June 28, 2023 or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

ANNEX B

PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of            , 2022, is made by and between Healthcare Services Acquisition Corporation, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”), and amends that certain Investment Management Trust Agreement, effective as of December 22, 2020 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.

WHEREAS, following the closing of the Company’s initial public offering of 33,120,000 units, including the simultaneous full exercise of the underwriters’ over-allotment option (the “Offering”) and concurrent sales of private placement warrants to Healthcare Services Acquisition Holdings, LLC (the “Private Placement Warrants”), as of December 28, 2020, a total of $331,200,000 of the net proceeds from the Offering and the sale of the Private Placement Warrants was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the invested funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation;

WHEREAS, Section 6 of the Trust Agreement provides that the Trust Agreement may only be amended by a writing signed by each of the Company and the Trustee with the affirmative vote of sixty-five percent (65%) of the voting power of the then outstanding shares of the Common Stock and the Company’s Class B common stock; and

WHEREAS, at a meeting of the stockholders of the Company held on or about the date hereof (the “Meeting”), at least sixty-five percent (65%) of the voting power of the then outstanding shares of the Common Stock and the Company’s Class B common stock have voted to approve this Amendment Agreement; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Chief Operating Officer, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account,  including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the later of (1) 30 months from the date of the closing of the Offering, and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;”

2. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

 3. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to December 22, 2020.

(b) All references to the “amended and restated certificate of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Restated Certificate.

 4. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

 5. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

 6. Other Miscellaneous Terms. The provisions of Sections 6(f), 6(h) and 6(j) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name: Francis Wolf
Title: Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

HEALTHCARE SERVICES ACQUISITION CORPORATION

By:
Name: Joshua B. Lynn
Title: Chief Executive Officer

Preliminary Proxy Card

HEALTHCARE SERVICES ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING TO BE HELD ON

[•], 2022

The undersigned, revoking any previous proxies relating to these shares with respect to the Charter Amendment Proposal, hereby acknowledges receipt of the notice and Proxy Statement, dated [•], 2022, in connection with the Special Meeting to be held at [•] Eastern Time on [•], 2022, at our principal executive office, located at 7809 Woodmont Avenue, Suite 200, Bethesda, Maryland 20814, for the sole purpose of considering and voting upon the following proposals, and hereby appoints [•] and [•], and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the shares of Healthcare Services Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournment or postponement thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held at [•] local Eastern Time on [•], 2022:

This notice of special meeting and the accompanying Proxy Statement are available at [•].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2	Please mark votes as indicated in this example	☒

Proposal 1-Charter Amendment Proposal	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below: ☐
Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination from December 28, 2022 to June 28, 2022.	☐	☐	☐

Proposal 2-Adjournment Proposal	FOR	AGAINST	ABSTAIN
Adjourn the Special Meeting to a later date
or dates, if necessary, to permit further
solicitation and vote of proxies in the event
that there are insufficient votes for, or
otherwise in connection with, the approval
of Proposal 1.
	☐	☐	☐
Date: , 2022 Signature Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.